                       Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 15-Jan-04

                        CIT Equipment Collateral 2002-VT1

A Delaware                    Commission File                    I.R.S. Employer
Corporation                   No. 0001172747                     No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report

                                              Determination Date:       01/15/04
                                              Collection Period:        12/31/03
                                              Payment Date:             01/20/04

I. AVAILABLE FUNDS

   A. Available Pledged Revenues

      a. Scheduled Payments Received                                                        $ 25,057,940.06
      b. Liquidation Proceeds Allocated to Owner Trust                                           929,839.93
      c. Required Payoff Amounts of Prepaid Contracts                                          2,625,700.23
      d. Required Payoff Amounts of Purchased Contracts                                                0.00
      e. Proceeds of Clean-up Call                                                                     0.00
      f. Investment Earnings on Collection Account and Note Distribution Account                       0.00

                                   Total Available Pledged Revenues =                       $ 28,613,480.22

   B. Determination of Available Funds

      a. Total Available Pledged Revenues                                                   $ 28,613,480.22
      b. Servicer Advances                                                                     2,402,718.22
      c. Recoveries of prior Servicer Advances                                                (3,970,133.84)
      d. Withdrawal from Cash Collateral Account                                                 251,632.43
                                                                                            ---------------

                                   Total Available Funds =                                  $ 27,297,697.03


II. DISTRIBUTION AMOUNTS

   A. COLLECTION ACCOUNT DISTRIBUTIONS

      1. Servicing Fee                                                                                          245,887.72

      2. Class A-1 Note Interest Distribution                                             0.00
         Class A-1 Note Principal Distribution                                            0.00
                                        Aggregate Class A-1 distribution                                              0.00

      3. Class A-2 Note Interest Distribution                                             0.00
         Class A-2 Note Principal Distribution                                            0.00
                                        Aggregate Class A-2 distribution                                              0.00

      4. Class A-3 Note Interest Distribution                                       867,616.62
         Class A-3 Note Principal Distribution                                   23,800,722.64
                                        Aggregate Class A-3 distribution                                     24,668,339.26

      5. Class A-4 Note Interest Distribution                                      414,657.08
         Class A-4 Note Principal Distribution                                           0.00
                                        Aggregate Class A-4 distribution                                        414,657.08

      6. Deposit to the Class A Principal Account                                        0.00

      7. Class B Note Interest Distribution                                         35,793.06
         Class B Note Principal Distribution                                       705,681.80
                                          Aggregate Class B distribution                                        741,474.86

      8. Class C Note Interest Distribution                                         21,834.83
         Class C Note Principal Distribution                                       384,917.35
                                          Aggregate Class C distribution                                        406,752.18

      9. Class D Note Interest Distribution                                         50,751.23
         Class D Note Principal Distribution                                       769,834.69
                                          Aggregate Class D distribution                                        820,585.92

     10. Deposit to the Cash Collateral Account                                                                       0.00

     11. Amounts in accordance with the CCA Loan Agreement                                                            0.00

     12. Remainder to the holder of the equity certificate                                                            0.00


                                              Collection Account Distributions =                             27,297,697.03
                                                                                                             =============

   B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

      1. Payment due on the Senior Loan                                                                               0.00

      2. Payment due on the Holdback                                                                          2,016,977.67

      3. Payment to the Depositor                                                                                     0.00
                                                                                                             -------------

                                              Cash Collateral Account Distributions =                         2,016,977.67
                                                                                                             =============

   C. INCORRECT DEPOSITS TO BE RETURNED TO CIT

                                              Collection Account Distributions =                                      0.00
                                                                                                             -------------


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

      --------------------------------------------------------------------------------------------------------
              Distribution               Class A-1          Class A-2           Class A-3      Class A-4
                 Amounts                   Notes              Notes               Notes          Notes
      --------------------------------------------------------------------------------------------------------
   1.         Interest Due                    0.00               0.00          867,616.62       414,657.08
   2.         Interest Paid                   0.00               0.00          867,616.62       414,657.08
   3.      Interest Shortfall                 0.00               0.00                0.00             0.00
             ((1) minus (2))

   4.        Principal Paid                   0.00               0.00       23,800,722.64             0.00

   5.   Total Distribution Amount             0.00               0.00       24,668,339.26       414,657.08
             ((2) plus (4))



      --------------------------------------------------------------------------------------------------------------
              Distribution             Class B               Class C           Class D           Total Offered
                 Amounts                Notes                 Notes             Notes                Notes
      --------------------------------------------------------------------------------------------------------------
   1.         Interest Due                    35,793.06        21,834.83         50,751.23           1,390,652.82
   2.         Interest Paid                   35,793.06        21,834.83         50,751.23           1,390,652.82
   3.      Interest Shortfall                      0.00             0.00              0.00                   0.00
             ((1) minus (2))

   4.        Principal Paid                  705,681.80       384,917.35        769,834.69          25,661,156.49

   5.   Total Distribution Amount            741,474.86       406,752.18        820,585.92          27,051,809.31
             ((2) plus (4))


IV. Information Regarding the Securities

  A. Summary of Balance Information


     -----------------------------------------------------------------------------------------------------------------

                                       Applicable   Principal Balance    Class Factor  Principal Balance  Class Factor
            Class                        Coupon          Jan-04             Jan-04          Dec-03           Dec-03
                                          Rate        Payment Date       Payment Date    Payment Date     Payment Date

     -----------------------------------------------------------------------------------------------------------------
  a.   Class A-1 Notes                   1.9600%                 0.00      0.00000                 0.00      0.00000
  b.   Class A-2 Notes                   2.9000%                 0.00      0.00000                 0.00      0.00000
  c.   Class A-3 Notes                   4.0300%       234,546,657.66      0.73526       258,347,380.30      0.80987
  d.   Class A-4 Notes                   4.6700%       106,550,000.00      1.00000       106,550,000.00      1.00000
  e.    Class B Notes                    3.9700%        10,113,377.99      0.34458        10,819,059.79      0.36862
  f.    Class C Notes                    4.4400%         5,516,387.99      0.34477         5,901,305.34      0.36883
  g.    Class D Notes                    5.1600%        11,032,775.99      0.34373        11,802,610.68      0.36772

  h.              Total Offered Notes                  367,759,199.63                    393,420,356.12

  i.           One - Month Libor Rate                         1.48750%


  B. Other Information



        -------------------------------------------------------------------------

                                              Scheduled           Scheduled
                                          Principal Balance   Principal Balance
                 Class                         Jan-04              Dec-03
                                            Payment Date        Payment Date

        -------------------------------------------------------------------------
            Class A-1 Notes                       0.00                0.00



     ------------------------------------------------------------------------------------------------------

                                        Target             Class               Target            Class
                        Class      Principal Amount        Floor          Principal Amount       Floor
       Class         Percentage         Jan-04            Jan-04               Dec-03           Dec-03
                                     Payment Date      Payment Date         Payment Date     Payment Date

     ------------------------------------------------------------------------------------------------------
      Class A          92.75%        341,096,657.66                   364,897,380.30
      Class B           2.75%         10,113,377.99       0.00         10,819,059.79             0.00
      Class C           1.50%          5,516,387.99       0.00          5,901,305.34             0.00
      Class D           3.00%         11,032,775.99       0.00         11,802,610.68             0.00


V. PRINCIPAL

  A. MONTHLY PRINCIPAL AMOUNT

     1.    Principal Balance of Notes and Equity Certificates                         393,420,356.12
           (End of Prior Collection Period)
     2.    Contract Pool Principal Balance (End of Collection Period)                 367,759,199.63
                                                                                      --------------

                                            Total monthly principal amount             25,661,156.49


  B. PRINCIPAL BREAKDOWN


                                                              No. of Accounts
                                                              ---------------
     1. Scheduled Principal                                       52,104               21,952,203.01
     2. Prepaid Contracts                                          2,058                2,625,700.23
     3. Defaulted Contracts                                          226                1,083,253.25
     4. Contracts purchased by CIT Financial USA, Inc.                 0                        0.00
                                                              ---------------------------------------

        Total Principal Breakdown                                 54,388               25,661,156.49


VI. CONTRACT POOL DATA

  A. CONTRACT POOL CHARACTERISTICS


                                                 ---------------------------------------------------------------
                                                           Original             Jan-04              Dec-03
                                                             Pool            Payment Date        Payment Date
                                                 ---------------------------------------------------------------
     1. a.  Contract Pool Balance                  1,068,496,994.00      367,759,199.63       393,420,356.12
        b.  No of Contracts                                  73,864              54,388               56,672
        c.  Pool Factor

     2. Weighted Average Remaining Term                       38.00                25.5                 25.9

     3. Weighted Average Original Term                         44.1


B. DELINQUENCY INFORMATION


                                                ------------------------------------------------------------------------
                                                                    % of Aggregate
                                                    % of            Required Payoff      No. of        Aggregate Required
                                                  Contracts             Amount          Accounts         Payoff Amounts
                                                ------------------------------------------------------------------------
     1.    Current                                  94.52%                96.65%          51,410         360,911,087.63
           31-60 days                                2.88%                 1.98%           1,568           7,389,827.59
           61-90 days                                1.15%                 0.59%             628           2,217,966.98
           91-120 days                               0.62%                 0.32%             338           1,183,972.52
           120+ days                                 0.82%                 0.46%             444           1,716,669.91

                              Total Delinquency         100.0%            100.0%          54,388         373,419,524.63

     2. Delinquent Scheduled Payments:

           Beginning of Collection Period                                           7,227,740.62
           End of Collection Period                                                 5,660,325.00
                                                                                ----------------

                              Change in Delinquent Scheduled Payments              (1,567,415.62)


  C. DEFAULTED CONTRACT INFORMATION

     1. Required Payoff Amount on Defaulted Contracts                               1,083,253.25
     2. Liquidation Proceeds received                                                 929,839.93
                                                                                ----------------
     3. Current Liquidation Loss Amount                                               153,413.32

     4. Cumulative Liquidation Losses to date                                      13,453,411.44

                                                    % of Initial Contracts                 5.819%
                                        % of Initial Contract Pool Balance                 1.259%

VII. MISCELLANEOUS INFORMATION

  A. SERVICER ADVANCE BALANCE

     1. Opening Servicer Advance Balance                            7,227,740.62
     2. Current Period Servicer Advance                             2,402,718.22
     3. Recoveries of prior Servicer Advances                      -3,970,133.84
                                                                 ---------------
     4. Ending Servicer Advance Balance                             5,660,325.00


  B. CASH COLLATERAL ACCOUNT


      1. Applicable Rates for the Interest Period:

            a.  Libor Rate for the Interest Period                                    1.4875%
            b.  Senior Loan Interest Rate                                             4.9875%
            c.  Holdback Amount Interest Rate                                         7.4875%

      2. Opening Cash Collateral Account                                                            34,424,281.16

      3. Deposit from the Collection Account                                                                 0.00

      4. Withdrawals from the Cash Collateral Account                                                 (251,632.43)

      5. Investment Earnings                                                                            23,258.91

      6. Investment Earnings Distributions:
            a. Senior Loan Interest                                                                          0.00
            b. Senior Loan Principal                                                                         0.00
            c. Holdback Amount Interest                                                                -23,258.91
            d. Holdback Amount Principal                                                                     0.00
                                                                                                     ------------
                             Total Investment Earnings distributions                                   -23,258.91

      7. Remaining available amount                                                                          0.00

      8. Required Cash Collateral Account Amount                                                    32,178,929.97

      9. Cash Collateral Account Surplus/ (Shortfall)                                                        0.00

     10. Distribution of CCA Surplus:
            a. Senior Loan Principal                                                                         0.00
            b. Holdback Amount Principal                                                            -1,993,718.76
                                                                                                    -------------
                                             Total Distribution of Surplus                          -1,993,718.76

     11. Ending Cash Collateral Account                                                             32,178,929.97

     12. Cash Collateral Account deficiency                                                                  0.00



  C. OTHER RELATED INFORMATION

     1. Discount Rate                                                    4.6150%

     2. Life to Date Prepayment (CPR)                                      6.68%

     3. Life to Date Substitutions:

        a. Prepayments                                         0.00

        b. Defaults                                            0.00



     ------------------------------------------------------------------------
                                    Jan-04             Dec-03
               Item              Payment Date       Payment Date
     ------------------------------------------------------------------------
     a.  Senior Loan                        0.00               0.00
     b.  Holdback Amount           43,020,144.93      45,013,863.69


           NCT Funding Company LLC, Allfirst Bank, as trustee under the
Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO
 HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to
     Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER
    CERTIFY the following report with respect to the Payment Date occurring on
                                     01/20/04

This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                             Pooling and Servicing Agreement.


                               Capita Corporation


                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer